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                                                  EXHIBIT 10.2e

               SECOND SUPPLEMENTARY POWER CONTRACT

     SECOND SUPPLEMENTARY POWER CONTRACT, dated as of April 30,

1984, between CONNECTICUT YANKEE ATOMIC POWER COMPANY

("Connecticut Yankee"), a Connecticut corporation, and The United

Illuminating Company (the "Purchaser") to the Power Contract,

dated as of July 1, 1964, between Connecticut Yankee and the

Purchaser (the "Power Contract").

                      W I T N E S S E T H :

     WHEREAS, Connecticut Yankee is establishing a trust pursuant to an Indenture of Trust dated as of April 30, 1984 (the

"Connecticut Yankee Trust") to make provision for financing the decommissioning of the nuclear electric generating unit of the pressurized water type, having a maximum net capability of

approximately 582 megawatts electric, at a site adjacent to the

Connecticut River at Haddam, Connecticut (said unit, together with the site and all related facilities owned or to be owned by

Connecticut Yankee, being referred to herein as the "Unit") in accordance with the rules and regulations of the Nuclear

Regulatory Commission (the "NRC") and to assure Connecticut

Yankee's financial ability to meet the obligations to the NRC,

other applicable regulatory bodies, the general public and its customers in connection with said decommissioning.  The

Connecticut Yankee Trust is to hold all payments made to it and any earnings thereon solely for the purpose of meeting such

decommissioning expenses and thereafter for the benefit of the wholesale purchasers of power from Connecticut Yankee in

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accordance with the terms and conditions ordered by any

governmental regulatory body having jurisdiction; and

     WHEREAS, pursuant to an Order (the "Order") issued by the

Federal Energy Regulatory Commission (the "FERC") on June 12,

1980 (Docket No. ER80-717), Connecticut Yankee has been

collecting estimated costs of decommissioning the Unit pursuant to the Power Contract; and

     WHEREAS, in order to provide for the continued accrual of

funds for decommissioning the Unit at the end of its useful life

Connecticut Yankee and each of its other purchasers are

contemporaneously entering into Second Supplementary Power

Contracts which are identical to this Second Supplementary Power

Contract, except for the necessary changes in the names of the parties.

     NOW, THEREFORE, in consideration of the premises and of

other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby supplemented as follows:

     1.   Decommissioning Payment
          -----------------------

     For each month after which this Second Supplementary Power

Contract shall have become effective pursuant to Section 15

herein, the Purchaser will pay Connecticut Yankee an amount equal to the Purchaser's entitlement percentage of the Total

Decommissioning Costs for the month with respect to the Unit.

          (a)  "Total Decommissioning Costs" for any month shall

          mean the sum of (x) an amount equal to all accruals in

          such month to any reserve, as from time to time

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          established by Connecticut Yankee and approved by its

          board of directors, to provide for the ultimate payment

          of the Decommissioning Expenses of the Unit plus (y)

          Decommissioning Tax Liability for such month. It is

          understood (i) that such funds may be held by

          Connecticut Yankee or by an independent trust or other

          separate fund, as determined by said board of

          directors, (ii) that, upon compliance with Section 5

          hereof, the amount, custody and/or timing of such

          accruals may from time to time during the term hereof

          be modified by said board of directors in its

          discretion or to comply with applicable statutory or

          regulatory requirements or to reflect changes in the

          amount, custody or timing of anticipated

          Decommissioning Expenses, and (iii) that the use of the

          term "to decommission" herein encompasses compliance

          with all requirements (other than those relating to

          spent nuclear fuel) of the Nuclear Regulatory

          Commission or its successors (the "NRC") for permanent

          cessation of operation of a nuclear facility and any

          other activities reasonably related thereto.

          (b)  "Decommissioning Expenses" shall include:

               (1)  All costs and expenses of any NRC - approved

               method of removing the Unit from service,

               including without limitation, dismantling,

               mothballing, entombment, removing radioactive

               material (excluding spent nuclear fuel) to

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               temporary and/or permanent storage sites,

               decontaminating, restoring and supervising the

               site, and any costs and expenses incurred in

               connection with proceedings before governmental

               authorities relating to any authorization to

               decommission the Unit or remove the Unit from

               service;

               (2)  All costs of labor and services, whether

               directly or indirectly incurred, including without

               limitation, services of foremen, inspectors,

               supervisors, surveyors, engineers, security

               personnel, counsel and accountants, performed or

               rendered in connection with the decommissioning of

               the Unit and the removal of the Unit from service,

               and all costs of materials, supplies, machinery,

               construction equipment and apparatus acquired or

               used (including rental charges for machinery,

               equipment or apparatus hired) for or in connection

               with the decommissioning of the Unit and the

               removal of the Unit from service, and all

               administrative costs, including services of

               counsel and financial advisers, of any applicable

               independent trust or other separate fund; it being

               understood that any amount, exclusive of proceeds

               of insurance, realized by Connecticut Yankee as

               salvage on any machinery, construction equipment

               and apparatus, the cost of which was charged to

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               Decommissioning Expense, shall be treated as a

               reduction of the amounts otherwise chargeable on

               account of the costs of decommissioning of the

               Unit; and

               (3)  All overhead costs applicable to the Unit

               during its decommissioning period, including,

               without limiting the generality of the foregoing,

               taxes (other than taxes on or in respect of

               income), charges, licenses, excises and

               assessments, casualties, surety bond premiums and

               insurance premiums.

     (c)  "Decommissioning Tax Liability" for any month shall be an amount established by Connecticut Yankee and approved by its board of directors to meet possible income tax obligations, which amount shall not exceed: the amount to be included in the clause

(x) portion of Total Decommissioning Costs for such month

multiplied by a fraction whose numerator is equal to the combined highest applicable statutory Federal and state marginal income tax rate and whose denominator is equal to one minus the combined highest statutory Federal and state marginal income tax rate.

     Without limiting the generality of the foregoing, any other amounts expended or to be paid with respect to decommissioning of the Unit or removal of the Unit from service shall constitute part of the Decommissioning Expenses if they are, or when paid will be, either (i) properly chargeable to any account related to decommissioning of a nuclear generating unit in accordance with the Uniform System of Accounts applicable to Connecticut Yankee

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or generally accepted accounting principles as then in effect, or

(ii) properly chargeable to decommissioning of a nuclear

generating unit in accordance with then applicable regulations of the NRC or the FERC or any other regulatory agency having

jurisdiction.


2.   Billing
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     Connecticut Yankee will bill the Purchaser, as soon as

practicable after the end of each month, for all amounts payable by the Purchaser with respect to the particular month pursuant to

Section 1 hereof.  Such bills will be rendered in such detail as the Purchaser may reasonably request and may be rendered on an estimated basis subject to corrective adjustments in subsequent billing periods.  All bills shall be due and payable when

rendered and any amount remaining unpaid 15 days following the date of receipt of bills shall bear interest at an annual rate equal to 2% in excess of the current prime rate then in effect at

The Connecticut Bank and Trust Company, National Association,

from the due date to the date payment is received by Connecticut

Yankee.


3.   Decommissioning Fund
     --------------------

     Connecticut Yankee agrees to pay to, or cause to be paid to,

the Connecticut Yankee Trust or any successor trust approved by the board of directors of Connecticut Yankee all funds collected hereunder for the express purpose of decommissioning the Unit or removing the Unit from service and further agrees that, after the

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tax consequences of decommissioning collections have been

resolved, any funds collected hereunder to meet Decommissioning

Tax Liability which are not used for that purpose will be

refunded to the Purchaser.


4.   Duration of Payments
     --------------------

     The Purchaser's obligation to make payment of its

entitlement percentage of Total Decommissioning Costs shall,

whether or not the Unit is operated or operable and

notwithstanding any earlier termination of the service life of the Unit and cancellation of the Power Contract, remain in full force and effect until January 1, 1998 or the completion of

decommissioning of the Unit, whichever is earlier, it being

recognized that such costs represent deferred payments in

connection with power theretofore delivered by Connecticut

Yankee; provided, however, that the payment of Total

Decommissioning Costs shall cease upon the taking of the Unit by exercise of the right of eminent domain or similar right or

power.


5.   Amendments
     ----------

     Upon authorization by Connecticut Yankee's board of

directors of uniform amendments to all the Second Supplementary

Power Contracts identical to this Second Supplementary Power

Contract, Connecticut Yankee shall have the right to amend the provisions of Section 1 hereof by serving an appropriate

statement of such amendment upon the Purchaser and filing the

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same with the FERC (or such other regulatory agency as may have jurisdiction in the premises) in accordance with the provisions of applicable laws and any rules and regulations thereunder, and the amendment shall thereupon become effective on the date

specified therein, subject to any suspension order duly issued by such agency.  All other amendments to this Second Supplementary

Power Contract shall be by mutual agreement, evidenced by a

written amendment signed by the parties hereto.


6.   Arbitration
     -----------

     In case any dispute shall arise as to the interpretation or performance of this Second Supplementary Power Contract which cannot be settled by mutual agreement, such dispute shall be submitted to arbitration.  The parties shall if possible agree upon a single arbitrator.  In case of failure to agree upon an arbitrator within 15 days after the delivery by either party to the other of a written notice requesting arbitration, either party may request the American Arbitration Association to appoint the arbitrator.  The arbitrator, after opportunity for each of the parties to be heard, shall consider and decide the dispute and notify the parties in writing of his decision. Such decision shall be binding upon the parties, and the expenses of the

arbitration shall be borne equally by them.


7.   Regulation
     ----------

     This Second Supplementary Power Contract, and all rights,

obligations and performance of the parties hereunder, are subject

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to all applicable state and Federal law and to all duly

promulgated orders and other duly authorized action of any

governmental authority having jurisdiction.


8.   Assignment
     ----------

     This Second Supplementary Power Contract shall be binding

upon and shall inure to the benefit of, and may be performed by,

the successors and assigns of the parties, except that no

assignment, pledge or other transfer of this Second Supplementary

Power Contract by either party shall operate to release the

assignor, pledgor or transferor of any of its obligations under this Second Supplementary Power Contract unless consent to the release is given in writing by the other party, or, if the other party has theretofore assigned, pledged or otherwise transferred its interest in this Second Supplementary Power Contract, by the other party's assignee, pledgee or transferee, or unless such transfer is incident to a merger or consolidation with, or

transfer of all or substantially all of the assets of the

transferor to, another Purchaser which shall, as part of such succession, assume all the obligations of the transferor under this contract.


9.   Right of Setoff
     ---------------

     The Purchaser shall not be entitled to set off against the payments required to be made by it under this Second

Supplementary Power Contract (i) any amounts owed to it by

Connecticut Yankee or (ii) the amount of any claim by it against

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Connecticut Yankee.  However, the foregoing shall not affect in any other way the Purchaser's rights and remedies with respect to any such amounts owed to it by Connecticut Yankee or any claim by it against Connecticut Yankee.


10.  Interpretation
     --------------

     The interpretation and performance of this Second

Supplementary Power Contract shall be in accordance with and controlled by the law of the State of Connecticut.


11.  Addresses
     ---------

     Except as the parties may otherwise agree, any notice,

request, bill or other communication from one party to the other,

relating to this Second Supplementary Power Contract, or the rights, obligations or performance of the parties hereunder,

shall be in writing and shall be effective upon delivery to the other party. Any such communication shall be considered as duly delivered when mailed to the respective post office address of the other party shown following the signatures of such other party hereto, or such other post office address as may be

designated by written notice given as provided in this Section.


12.  Corporate Obligations
     ---------------------

     This Second Supplementary Power Contract is the corporate

act and obligation of the parties hereto, and any claim hereunder against any stockholder, director or officer of any party, as such, is expressly waived.

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13.  Usage of Defined Terms
     ----------------------

     Except where otherwise specifically provided herein, the

usage in this contract of terms which are defined in the Power

Contract shall be deemed to be in accordance with the definitions thereof in the Power Contract.


14.  Counterparts
     ------------

     This Second Supplementary Power Contract may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument. Any signature page of this Second Supplementary Power

Contract may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Second Supplementary Power

Contract identical in form hereto but having attached to it one or more signature pages.


15.  Effectiveness
     -------------

     This Second Supplementary Power Contract shall become

effective sixty days after the date upon which this Second

Supplementary Power Contract shall have been filed with the FERC,

subject to any suspension order duly issued by the FERC.

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     IN WITNESS WHEREOF, the parties have executed this Second

Supplementary Power Contract by their respective officers duly authorized as of the 30th day of April, 1984.

                         CONNECTICUT YANKEE ATOMIC POWER COMPANY



                         By   /s/ Bernard M. Fox
                              --------------------------
                              (Officer)

                         Its  /s/ Senior Vice President
                              --------------------------
                              (Title)

                              P.O. Box 270
                              Hartford, CT  06141
                              --------------------------
                              (Address)



                         THE UNITED ILLUMINATING COMPANY



                         By   /s/ James F. Cobey, Jr.
                              ---------------------------
                              James F. Cobey, Jr.

                         Its  President
                              ---------------------------
                              80 Temple Street
                              New Haven, CT  06506

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